CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Chief Executive Officer of SEI Structured Credit Fund, LP (the "Fund"), with respect to the Fund’s Report on Form N-CSRS for the period ended June 30, 2025 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.        such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: September 4, 2025

/s/ Robert A. Nesher
Robert A. Nesher President & CEO (Principal Executive Officer)

CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer and Chief Financial Officer of SEI Structured Credit Fund, LP (the "Fund"), with respect to the Fund’s Report on Form N-CSRS for the period ended June 30, 2025 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.        such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: September 4, 2025

/s/ Glenn Kurdziel
Glenn Kurdziel Treasurer & CFO (Principal Financial Officer)